



NEOSTEM, INC. ("NBS")

Investor Presentation

June 2011

NeoStem
YOUR CELLS • YOUR USE • YOUR LIFE
WWW.NEOSTEM.COM

Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements, including with respect to the successful execution of the Company's strategy, may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) with respect to the growth expectations at the Erye subsidiary, the effects of the National Essential Drug System and other changes in the Chinese regulatory environment and anticipated pressure on pricing from such system and changes, as well as the ability of Erye to maintain sales and margins;(xii) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Company's business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully and grow such integrated businesses as anticipated, (d) the need for outside financing to meet capital requirements, and (e) the ability of the Company to realize on its investment in Erye through distributions, divestiture or other strategic alternatives; and (xiii) other risk factors disclosed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

About NeoStem

NeoStem is becoming a leader in the cell therapy space. The acquisition of Progenitor Cell Therapy (PCT) provides NeoStem core expertise in all elements of cell manufacturing and positions the company to transition to a developer of therapeutics. These efforts are supported by a cord and adult stem cell collection and storage banking business, a network of academic collaborators supplemented by our own research laboratory. In addition NeoStem has active operations in China where cell therapies are being commercialized and a 51% ownership stake in a profitable Chinese specialty pharma company.

Collection & Storage → Research VSEL™ Technology → Manufacturing (CMO) → Therapeutics Development → China Commercialization

About NeoStem

NeoStem is Positioned to be a leader in the Paradigm Shift to Cell-Based Therapeutics

Cell-based Therapy Is Considered The Next Frontier & … Is Happening Now! Catch the Paradigm Shift!

- Cell-based therapy approaching an inflection point, with establishment of proof-of-concept
- Follow the number of cell therapeutics within the regulatory pathway (phase 1-3)
- From the origins of bone marrow transplantation (40 years ago) to the approval of the first cell based vaccine, cell based therapy has become a reality.

Today the possible clinical applications using cell therapy have expanded dramatically

19,275 Cell Therapy Trials, 3502 Stem Cell Trials & 638 Immunotherapy Trials on Clinicaltrials.gov

Cancer
Solid tumors
Hematologic

CNS
Alzheimer's
Parkinson's
Multiple sclerosis
Stroke

Cardiovascular
Acute Myocardial Infarction
Heart failure
Cardiomyopathy
Peripheral vascular disease
Critical limb ischemia

Bone
Osteoarthritis
Fracture

Autoimmune
Crohn's disease
Ulcerative colitis
Sjogren's syndrome
Lupus

Metabolic
Diabetes
Retinopathy

Orphan
Thalassemia
Fanconi anemia
Hurler's disease
Osteopetrosis

Liver diseases
Cirrhosis
Liver failure

Other
Wound healing
Renal failure


Coagulation
Inflammation
Macrophages predomin
Fibroplasia and granulation tissue formation
50% of normal tissue
Vasoconstriction
Vasodilation
Maturation and remodeling
Angiogenesis
Epithelialization
- incomplete basement membrane
Contraction
1 2 3 4 5 10 20 30 minutes
1 60 2 3 4 5 6 12 hours
1 24 2 48 3 4 5 6 days 7
1 2 14 3 weeks
1 2 7 3 10 4 5 6 months
1 12 2 years

Approximate times of the different phases of wound healing, with faded intervals marking substantial variation, depending mainly on wound size and healing conditions, but image does not include major impairments that cause chronic wounds.

Progenitor Cell Therapy: An Enabling Transaction

In January 2011, NeoStem completed the equity-based acquisition of Progenitor Cell Therapy (PCT) Which Added Manufacturing, Regulatory Expertise and a Therapeutics Pipeline

- PCT is a World Class Cell Based Manufacturing Operation that currently has a "who's who" list of the industry's top clients
- PCT's expertise and management team provide manufacturing, regulatory, and commercialization expertise for therapeutics development
- Proven track record of success and steady growth to allow it to be a cash neutral business and surpass break even


10 years of experience
Stem Cell Banking Centers
Progenitor
Cell Therapy Development
cGMP Manufacturing
Regulatory Compliance

PCT provides manufacturing Core Expertise which allows NeoStem to transition to a company with therapeutics.

NeoStem: Positioning the Company as a Cell Leader

A Strategic combination of Revenues with Manufacturing and a Global Reach:

NeoStem Mission is to develop cell therapies that leverage our Expertise.

- Focus: Acquire assets that are Phase II ready, that are cell based that leverage PCT's manufacturing and NeoStem's collection model & expertise
- Regenerative Medicine: Focus on Potency and cell type, and own the IP in the space
- In oncology leverage past expertise of working with Dendreon and others to develop the next therapeutic cancer vaccine
- With the right therapeutics (PII ready assets) we are on par with our peers in the cell therapy space


Progenitor
Cell Therapy
Stem Cell Banking Centers
TBD-1
NeoStem
YOUR CELLS • YOUR USE • YOUR LIFE
TBD-2
Neo
Athelos & VSEL™s
Erye
Wound Repair

Multiple Shot's on Goal: Regenerative, Immunology and Oncology.

Cellular Immunity: Core Expertise of PCT

Dendreon: Provenge for Prostate Cancer

- Leukapheresis, enrichment of monocytes, NK, B and T cells
- Cells incubated with antigen delivery cassette (PAP-GMCSF fusion protein)
- Potency determined by measuring surface expression of CD54/ICAM-1
- Cells re-infused into patients (minimum 50 million CD34+ cells per dose)



APPROVED

Prima Biomed: Development of Cancer Vaccine

- Apheresis, isolation of dendritic cells
- Treatment of cells *ex vivo* with a specific antigen construct
- Maturation of cell to about 200-600 million cells in culture
- Single apheresis procedure to provide sufficient cells for ten doses of vaccine
- Methods to establish potency, comparability and sterility
- Cells will be stored frozen
- Preparation for manufacturing scale-up to support 750-patient phase 3 trial



Production
ANTIGEN DELIVERY CASSETTE
ANTIGEN PRESENTING CELL (APC)
SIPULEUCEL-T
Recombinant PAP[2] Antigen Delivery Cassette combines with resting APC
APC takes up the antigen and undergoes activation
Antigen loading is processed and presented on the surface of the APC
Fully activated, the antigen-loaded APC is now PROVENGE (sipuleucel-T)
Patient Infusion
T CELL
ACTIVATED T CELL
CANCER CELL
Sipuleucel-T activates T cells in the body
T cells proliferate and attack cancer cells
1 Specialized white blood cells that undergo differentiation in the thymus (hence the name T cell) and play a central role in the immune system
2 Prostatic acid phosphatase

Athelos : A "T-reg" Cell Strategy

- Athelos is an 80% owned subsidiary of NeoStem (through PCT). Athelos is developing an autologous T regulatory cells (T-reg) therapeutic.
- Athelos' T-reg therapy represents a novel approach for restoring immune balance by enhancing T-reg cell number and function.
- Through exclusive licenses, Athelos has secured the rights to a broad patent estate within the T-reg cell field.
- T-Regulatory Cells (T-reg) have therapeutic potential in auto-immune diseases such as Graft versus Host Disease (GvHD) and Solid Organ Rejection as well as other auto-immune conditions such as Asthma.
  - Athelos 001 – a cord blood or peripheral blood derived T-reg to prevent and treat GvHD and solid organ rejection; and
  - Athelos 002: a peripheral blood derived T-reg for all autoimmune disease
- Phase 1 work is ongoing currently and will guide future clinical direction.

VSEL™ Technology: In Search of the Holy Grail

VSEL™ technology is NeoStem's proprietary adult stem cell technology with exclusive worldwide license from the University of Louisville which is based on very small embryonic-like (VSEL) stem cells.

According to scientific literature, VSEL™s appear to have the ability to signal the body to heal damaged tissue, to grow blood vessels and to differentiate into cells of different organs without teratoma or cancer formation.

VSEL™s demonstrate natural pluripotency unlike iPSC's (induced pluripotent stem cells). Animal studies have shown iPSc's are attacked by the immune system, suggestive that abnormal activation of certain genes in the iPSc's has resulted in the production of proteins that seemed foreign to the immune system.

VSEL™ Technology Overview

VSEL™ Technology is NeoStem's proprietary adult stem cell technology with exclusive worldwide license from the University of Louisville

- Isolated from a patients own bone marrow, peripheral blood, or cord blood
- Demonstrates pluripotency and somatic imprinting
- Small volume of very small embryonic-like stem cells should provide adequate doses; expandable if necessary
- Easily obtained and stored using cryopreservation to preserve in advance and bank for future use
- VSEL stem cells maintain embryonic characteristics yet are classified as adult


VSEL™
2 μm
b
heart
d
neuron
f
pancreas

Validating Partnerships

Industry

- Participation in Therapeutics with industry leaders

Governmental

- NeoStem to receive $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds
- NeoStem to receive $1.7 million from U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies for osteoporosis

Academic Collaborators

- Sponsored research agreement with University of California, Davis
- Sponsored research agreement with the Schepens Eye Research Institute, an affiliate of Harvard
- Sponsored research agreement with University of Louisville
- Sponsored research agreement/SBIR grant with University of Michigan
- Sponsored research agreement with Roger Williams Medical Center

Religious Leaders

- 5 year exclusive agreement between Vatican's Pontifical Council for Culture and NeoStem
- Vatican's Pontifical Council for Culture undertaken to commit $1 million to joint initiatives

Patent & Patent Applications

NeoStem is aggressively seeking international patent protection for its own technologies. Additionally, NeoStem sponsors research activities at various academic institutions pursuant to which it is given the right to license exclusively certain inventions resulting from the research:

•10 patents pending in the U.S., Europe and Asia covering compositions and methods for isolating and transplanting VSEL stem cells

•8 patents pending in the U.S., Canada, Europe and Asia for methods of collecting, isolating and storing stem cells

•13 patents pending in the U.S., Europe and Asia for methods and compositions relating to bone and cartilage repair using stem cells

•1 issued U.S. patent and 1 pending patent in Taiwan for methods and compositions for restoration of age related tissue loss using stem cells

•5 pending patents in the U.S., Europe and Asia relating to wound healing using stem cells

•29 issued patents and 49 pending patent applications in the U.S., Australia, Japan, Europe, China and Canada for regulatory T cell compositions, methods of culture and methods of treating or preventing certain diseases

Progressive Stem Cell Environment in China

- Favorable clinical and regulatory environment
  - Greater receptivity toward advanced therapeutics such as stem cell therapy
  - Actively seeking innovative technologies and therapies from the U.S.
- Large and rapidly growing Chinese health care market going through health care reform
  - 1.3 billion people with growing health care needs
  - $124 billion investment in healthcare reform by the Chinese government
  - Growing medical tourism trend
- More favorable pathway for commercializing stem cell based therapies than other geographic markets
- Utilize CROs to cross reference data in the U.S. and China, benefitting from the opportunity to collect data outside of the U.S. to use towards FDA approval



NeoStem
WWW.NEOSTEM.COM

Commercialization in China

Goal: Developing cellular therapy platform in China to generate revenues today and serve as a stepping stone for expansion in the future.

Proprietary Technology Indication	Cells Used Currently	Potential Future Advancements
Orthopedics	MSCs	VSEL™ Technology
Wound	MSCs	VSEL™ Technology
Cosmetic/Skin Rejuvenation	MSCs	VSEL™ Technology

Fracture of Tibia

Before



After



Cartilage Repair

Before



After


Cartilage

NeoStem's China Affiliated Entities

1.) Network of Hospitals delivering NeoStem's Asia licensed Adult Stem Cell technology for Orthopedics using MSCs



3
2
1

1.) Wendeng Hospital – Launched June 2010
2.) Shijianzhuag – Third Hospital signed December 2010
3.) A third hospital in Tianjin signed in May 2011

2.) Building in Beijing – Laboratory Facility for processing, banking, and manufacturing comparable to U.S.



Conference room
The Facility
Clean Room
Office
Main R&D lab
Clean Room

> Construction completed December 2010
> Anticipated Operations 2011

3.) Through NeoStem, Inc. collaboration with Enhance Biomedical Holdings adult stem cell collection, processing, and storage business as well as cosmetic and anti-aging business initiated in Taiwan



Suzhou Erye – Profitable & Growing

Acquired 51% of Chinese generic therapeutics company, Suzhou Erye[(1)]
Location Suzhou China

Suzhou Erye

- **Vertically-integrated manufacturer of generic antibiotic products and APIs with extensive distribution throughout China**
  - Multiple cGMP-certified production lines
  - Extensive distribution network throughout PRC
  - No significant customer concentration
- **70% of current drug portfolio covered by the National Insurance Drug List; number of products covered expected to increase**
- **Revenue more than doubled from 2007 to 2010; new facility expected to double capacity**



~91% Growth Rate in Revenue
Revenues ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
$61
2007
2008
2009

Market Opportunity

- **China announced $124 billion budget to improve health care system over three years (2009-2011)**
  - Provide universal medical service to China's 1.3 billion population
  - China to become third largest pharmaceutical market (behind U.S. and Japan)
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - Construction of 30,000 new hospitals, clinics and healthcare centers
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
- **Chinese Antibiotics market was approximately $8 billion in 2007; $12 billion in 2009**
  - Strong growth expected to continue
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage
  - Pipeline Drugs: 5 pending approvals: Adefovir, Clindamycin Phosphate, Faropenem Sodium, Faropenem, Tiopronin)

(1) Acquisition of Suzhou Erye occurred in October, 2009.

Summary of NeoStem Business Strategy

Integrated Components Create the Foundations for Therapeutics

- **PCT is an Industry Leader in Cell Based Manufacturing**
  - Pioneered the Manufacturing of Dendreon's Provenge
  - Working with other Industry Leaders
  - Currently break even business poised to leverage volume
- **Key Partnerships in Positions to Drive Therapeutics Development**
  - AmorCyte – Phase II Ready AMI Asset (manufacturing client plus less than 1% owned by PCT)
  - Athelos – T-reg therapeutic heading into the clinic for Autoimmune disease
  - VSEL Platform: Leveraging Regenerative Power of Adult Stem Cell Therapeutics
  - Plus Revenue Generation from cellular therapy for academic and corporate client services
  - Additional Partnerships in Development
- **Unique Business Model that Generates Revenues**
  - Cord and Adult Cell Banking cGMP Quality creates recurring revenues from annual storage fees
  - PCT Manufacturing with recent capacity expansion creates potential for free cash flow
  - 51% ownership in Suzhou Erye creates significant asset for NeoStem which could be managed through divesture.
  - China Stem Cell Regenerative Marketplace is growing rapidly and NeoStem is currently penetrating that marketplace

Cell Manufacturing[1] California, New Jersey) & China	Storage (Banking)	Adult Stem Cell Therapies: Wound Healing, Cartilage Generations, VSEL's and T-reg Program




VSEL™
heart
neuron
pancreas

Key Investment Highlights

- **NeoStem is Diversified with Multiple Platforms Positioned to Capture the Paradigm Shift to Cell based Medicine**
  - **Differentiated Cell Therapeutics Platform Company** – Core Expertise in a wide range of cell based therapeutics from dendritic Vaccines to Autologous Stem Cell therapies
  - **Financial Leverage in PCT CMO Operations**: Revenues associated with manufacturing, regulatory consulting and commercialization of therapeutics, stem cell collections and storage with high margin annuity revenue
  - **China Operational Presence** – Commercialization of Cell Based Therapeutics is underway!
  - **Validating Partnerships** – Industry, Academic, Governmental & Theological Institutions
  - **51% Ownership stake in a Chinese Specialty Pharma** company with $70 Million in revenues in 2010.

Key Executives

NeoStem Management Team	
Robin Smith, MD MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Jian Zhang *General Manager, Suzhou Erye Pharmaceuticals Co., Ltd*	• Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry • Degree in Finance and Accounting from Central Television University • Certified Public Accountant in China
Ian Zhang, PhD MBA *President and Managing Director NeoStem (China), Inc*	• PhD in Biotechnology –MBA – University of Chicago • Management and scientific positions in healthcare and biotech industries for past 20 years • Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen)
Larry May *Chief Financial Officer*	• BS Business Administration – University of Missouri • Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl • Extensive experience building accounting, finance and IT operations
Catherine Vaczy, Esq *VP and General Counsel*	• BA – Boston College; JD – St. John's University • Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc. • Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice • Member of the Board of Stem for Life Foundation
Alan Harris, *MD PhD FACP FRCP* VP, *Regenerative Medicine, Drug Development and Regulatory Affairs*	• MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands) • Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center • Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis
Andrew Pecora, MD, FACP CMO of PCT	• MD – University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center
Robert Preti, PhD President of PCT	• PhD and MS in Cellular Biology / Hematology - New York University • One of the country's leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation • 10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory
George S. Goldberger, MBA VP of Business Development of PCT	• BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton • Formerly CEO of Goldberger & Associates Inc.
Jason Kolbert, MBA VP of Strategic Business Development	• BS Chemistry – SUNY New Paltz, MBA University of New Haven • 17 years experience on Wall Street as Research Analyst in biotechnology in US and Asia • 6 years in the pharmaceutical industry with Schering-Plough in Japan

Board of Directors

NeoStem Board Members	
Robin Smith, MD, MBA *CEO & Chairman of the Board*	• MD – Yale; MBA – Wharton • Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management) • Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation
Eric Wei *Managing Partner, RimAsia Capital Partners*	• BS Mathematics & Economics – Amherst College; MBA – Wharton • Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners
Mingsheng Shi *Chairman of the Board of Suzhou Erye Pharmaceutical*	• BSc Economics & Management – Party School of the Communist Party of China • Professional title of Senior Economist • Extensive experience in pharmaceutical industry in China
Steven Myers *(Independent)*	• BS Mathematics – Stanford University • Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs
Drew Bernstein, CPA *(Independent)*	• BS – University of Maryland Business School • Licensed in State of New York; member AICPA, NYSSCPA and NSA • Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor
Richard Berman *(Independent)*	• Over 35 years of venture capital, management, M&A experience • Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers
Edward Geehr, MD *(Independent)*	• BS – Yale University; MD – Duke University • Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company
Andrew Pecora(1), MD, FACP	• MD — University of Medicine and Dentistry of New Jersey • Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center

(1) Expected 2011

Key Financial Metrics[1]

Historical Income Statement ($ 000's)	Quarter Ended 3/31/2011
Revenue	
Pharmaceuticals**	$ 18,141
Stem cell and others	1,499
Total revenues	$19,641
Gross profit	5,346
R&D expenses	2,913
Net Loss	$ (9,700)

Balance Sheet ($ 000's)	As of 3/31/2011
Cash & equivalents	$ 9,412
Current assets	$ 50,438
Total assets	$175,810
Current liabilities	$ 40,949
Total liabilities	$ 79,544
Total equity	$ 96,266
Total liabilities and equity	$175,810

** 51% Stake in Suzhou Erye with historic earnings of $4-10 million annually

(1) These key Financial Metrics should be read in conjunction with the Company's full financial statements which are available at sec.gov.

Capitalization Table

NeoStem Capitalization Table

Capitalization (Common Share Equivalent in 000s)	Shares Outstanding	% Outstanding
Common Stock	80,815	62.4%
Total Preferred Shares (common share equivalents)	4,790[(1)]	3.7%
Total Warrants (average exercise price $2.86)	24,901	19.2%
Total Options (average exercise price $1.81)	19,051	14.7%
Fully-diluted Shares Outstanding	129,557	100.0%

Equity Data (as of 6/2/2011)
(1) Includes Series B and Series E convertible redeemable preferred stock.

Catalysts Ahead …

- **Seeking partnerships, licensing agreements or acquisition of Phase 2 ready assets**
- **Anticipate growth on cord and adult stem cell collections and storage business units.**
- **Anticipate growth in cell contract manufacturing revenues to grow as existing clients products move to the next phase of clinical development.**
- **The Vatican Global Initiative begins in Q2-2011**
- **Anticipate our first internal clinical candidate to move forward in 2H-2011**
- **Anticipate news from wound healing and VSEL™ initiatives**
- **Grant awards**
- **Look for growth as China cell manufacturing comes on line**
- **Increasing revenues both through the growth of new product launches and the addition of new hospitals to NeoStem' s China commercial network.**
- **Steady volume growth as capacity constraints are now loosened with the transition nearly complete to the new manufacturing plant for Erye in China.**

Contact Information

NeoStem, Inc.

Robin Smith, MD, MBA
Chairman & CEO
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com